SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                                October 20, 2003
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                           America Service Group Inc.
                           --------------------------
             (Exact name of registrant as specified in its charter)


    Delaware                      0-23340                      51-0332317
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(State or other                 (Commission                  (IRS Employer
  jurisdiction                 File Number)              Identification Number)
of incorporation


105 Westpark Drive, Suite 200, Brentwood, Tennessee                    37027
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      (Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code: (615) 373-3100
                                                           --------------


                                 Not applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

           On October 20, 2003, America Service Group Inc. issued a press release announcing its subsidiary, Prison Health Services, Inc.
           (PHS), is in final negotiations with the Alabama Department of Corrections (ADOC) to provide comprehensive medical coverage, excluding mental health, for its inmates across Alabama.



Item 7.  Financial Statements and Exhibits.

         99.1 Press Release dated October 20, 2003 issued by America Service Group Inc. announcing its subsidiary, Prison Health Services, Inc. (PHS), is in final negotiations with the Alabama Department of Corrections (ADOC) to provide comprehensive medical coverage, excluding mental health, for its inmates across Alabama.

         99.2 Press Release dated October 17, 2003 issued by the Alabama Department of Corrections announcing it is in final negotiations with Prison Health Services to provide comprehensive medical coverage, excluding mental health, for its inmates across Alabama.

                                   Signatures
                                   ----------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         AMERICA SERVICE GROUP INC.



Date:  October 22, 2003                  By: /s/  MICHAEL CATALANO
                                            --------------------------------
                                            Michael Catalano
                                            Chairman, President and Chief
                                            Executive Officer

                                  EXHIBIT INDEX

Exhibit
Number    Description of Exhibits
-------   -----------------------

99.1 Press Release dated October 20, 2003, issued by America Service Group Inc. announcing its subsidiary, Prison Health Services, Inc. (PHS), is in final negotiations with the Alabama Department of Corrections
          (ADOC) to provide comprehensive medical coverage, excluding mental health, for its inmates across Alabama.

99.2 Press Release dated October 17, 2003, issued by the Alabama Department of Corrections announcing it is in final negotiations with Prison Health Services to provide comprehensive medical coverage, excluding mental health, for its inmates across Alabama.